S000001149 [Member] Investment Strategy - TCW METWEST HIGH YIELD BOND FUND	Mar. 31, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in high yield bonds (commonly known as “junk bonds”), which are bonds rated below investment grade or unrated bonds determined by the Adviser to be of comparable quality. The remainder of the Fund’s net assets may be invested in investment grade securities rated by one of the nationally recognized statistical rating organizations or, if unrated, determined by the Adviser to be of comparable quality.
Under normal circumstances, the Fund’s portfolio duration is two to eight years and the Fund’s dollar-weighted average maturity ranges from two to fifteen years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security to changes in interest rates. The Fund invests in the U.S. and abroad, including emerging markets, and may purchase securities of varying maturities issued by domestic and foreign corporations and governments. The Adviser focuses the Fund’s portfolio holdings in areas of the bond market that the Adviser believes to be relatively undervalued, based on its analysis of quality, sector, coupon or maturity, and that the Adviser believes offer attractive prospective risk-adjusted returns compared to other segments of the bond market. The Fund may invest up to 25% of its assets in foreign securities that are denominated in U.S. dollars. The Fund may invest up to 15% of its assets in securities of foreign issuers that are not denominated in U.S. dollars. The Fund may invest up to 10% of its assets in emerging market securities.
The Fund’s investments include various types of bonds and debt securities, including corporate bonds, mezzanine investments, swaps (including credit default swaps), currency futures and options, bank loans, preferred stock, mortgage-related and asset-backed securities (including collateralized debt obligations, which in turn include collateralized bond obligations and collateralized loan obligations), foreign securities, U.S. Treasuries and agency securities, private placements, defaulted debt securities and restricted securities, cash and cash equivalents; and common stocks or other equity securities, such as warrants. The Fund’s fixed income investments may have interest rates that are fixed, variable or floating.
Derivatives are used in an effort to hedge investments, for risk management, or to increase income or gains for the Fund. The Fund may also seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques such as reverse repurchase agreements. The Fund may normally borrow or short sell up to 33 1/3% of the value of its total assets. The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.